Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,357,233.36
Previously Paid Amount	0.00
Total Fee Amount	4,330.43
Total Offset Amount	0.00
Net Fee	$ 4,330.43